EXHIBIT 99.1

DTS Reports Third Quarter 2012 Results

41% Increase in Network-Connected Revenue Drives Year-Over-Year Growth
in Slowing Consumer Electronics Environment

Acquisition-Related Accounting and Taxes Materially Impact 2012 Earnings

CALABASAS, Calif., Nov. 8, 2012 (GLOBE NEWSWIRE) -- DTS, Inc. (Nasdaq:DTSI) today announced financial results for the third quarter ended September 30, 2012.

Revenue for the third quarter was $22.2 million, including 41% year-over-year growth from the network-connected markets. This compares to revenue of $20.5 million in the third quarter of 2011. There were no royalty recoveries in the third quarter of 2012 or 2011. The 8% year-over-year growth in total revenue resulted from continued growth in the network-connected markets, particularly in connected TVs and mobile, as well as the automotive market. Blu-ray revenue was essentially flat year-over-year and up 17% sequentially. These results were partially offset by declining demand for DVD, stand-alone DMP and broadcast products.

Non-GAAP operating income in the third quarter of 2012 was $440 thousand, or 2% of revenue. Non-GAAP net loss was $11.1 million, or a loss of $0.61 per diluted share net of tax, compared to non-GAAP net income of $4.5 million, or $0.26 per diluted share net of tax, in the third quarter of 2011. This net loss was primarily the result of the accounting treatment of the SRS acquisition, under which the Company recognized costs related to the acquisition without being able to recognize most of the associated revenue. This net loss was also the result of the tax impact of lower profitability on our global licensing entity located in Ireland. Under current Irish tax law, approximately $5 million of foreign withholding taxes paid over the course of 2012 are now not eligible for credit or carry-forward, a condition that is expected to persist until the end of 2012.

GAAP net loss was $19.1 million, or a loss of $1.04 per diluted share, compared to net income of $2.9 million, or $0.17 per diluted share, in the third quarter of 2011. GAAP net loss for the third quarter of 2012 includes $8.2 million, or $0.27 per diluted share net of tax, of acquisition and integration-related costs; $2.8 million, or $0.09 per diluted share net of tax, of stock-based compensation expense; and $2.2 million, or $0.07 per diluted share net of tax, of amortization of intangibles.

The GAAP and non-GAAP reconciling items for the third quarters of 2012 and 2011 can be found in the "Non-GAAP Financial Metrics" schedule attached to this press release and on the investor relations section of the Company's website at www.DTS.com.

The Company generated $6.7 million in cash flow from operations during the third quarter of 2012, compared to $4.0 million during the third quarter of 2011, and closed the quarter with cash and investments of $80.7 million.

"Consistent with our strategy, DTS delivered attractive revenue growth in the network-connected markets despite what has been a challenging macroeconomic environment," said Jon Kirchner, chairman and CEO of DTS, Inc. "We are pleased with our progress in the network-connected markets this quarter, which includes several recent smartphone and tablet product announcements. Looking ahead, with the SRS integration expected to be complete by year-end, DTS is well-positioned to capitalize on the significant market opportunities being created by an increasingly connected world. While our results through 2012 will continue to be impacted by significant acquisition-related noise, we believe the long-term prospects for our strategic markets are very much intact and we remain focused on accelerating growth in a difficult environment."

Business Outlook

DTS management expects continued long-term growth in the network-connected space, but in light of a softening near-term business environment, the Company has reduced its fiscal 2012 revenue expectations to a range of $100 to $105 million. Additionally, the accounting treatment and the related tax impact of the SRS acquisition are expected to cause 2012 non-GAAP operating margin to be approximately 20% and non-GAAP EPS to be in the range of $0.05 to $0.20 per diluted share net of tax, excluding the charges and the related income tax effect for stock-based compensation, the amortization of intangible assets, and certain acquisition-related charges. In 2012, stock-based compensation expense is expected to be in the range of $0.38 to $0.39 per share net of tax, amortization of intangibles is expected to be in the range of $0.19 to $0.20, and acquisition- and integration-related expenses are expected to be between $0.48 and $0.51. On a GAAP basis, management expects an operating loss of approximately 10% and a per-share loss in the range of $0.90 to $1.00.

Additionally, DTS management expects to resolve certain issues involving the Company's Irish structure with the IRS in the fourth quarter. If the matter is resolved as and when expected, there will be a sizable charge in DTS' 2012 tax provision, not reflected above, followed by meaningful improvements in the Company's effective tax rates beginning in 2013.

For 2013, DTS now expects revenue of $140 to $150 million and operating margins in the low- to mid-20s as a percent of revenue. Management will provide additional background on its outlook during the investor conference call scheduled today, November 8, 2012.

Use of Non-GAAP Financial Information

Included within this press release are non-GAAP financial measures that supplement the Company's Consolidated Statements of Operations prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company's actual results prepared under GAAP to exclude charges and the related income tax effect for stock-based compensation, the amortization of intangible assets, and certain acquisition and integration-related charges. Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Consolidated Statements of Operations. These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company's management believes that this information can assist investors in evaluating the Company's operational trends, financial performance, and cash generating capacity. Management believes these non-GAAP measures allow investors to evaluate DTS' financial performance using some of the same measures as management. However, the non-GAAP financial measures should not be regarding as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures.

Conference Call Information for Thursday, November 8, 2012

DTS will broadcast a conference call today, Thursday, November 8, 2012, starting at 1:30 p.m. Pacific Time, to discuss the third quarter results. To access the conference call, dial 1-877-941-1466 or 1-480-629-9724 (outside the U.S. and Canada). A live webcast of the call will be available from the Investor Relations section of the Company's corporate website at www.dts.com and via replay beginning two hours after the completion of the call. An audio replay of the call will also be available to investors beginning at 4:30 p.m. Pacific Time, November 8, 2012 through 11:59 p.m. Pacific Time, November 15, 2012, by dialing 1-800-406-7325 or 1-303-590-3030 (outside the U.S. and Canada) and entering pass code 4572564#.

About DTS, Inc.

DTS, Inc. (Nasdaq:DTSI) is dedicated to making digital entertainment exciting, engaging and effortless by providing state-of-the-art audio technology to over a billion consumer electronics products worldwide. From a renowned legacy as a pioneer in high definition multi-channel audio, DTS became a mandatory audio format in the Blu-ray Disc standard and is now increasingly deployed in enabling digital delivery of compelling movies, music, games and other forms of digital entertainment to a growing array of network-connected consumer devices. With the acquisition of SRS Labs, Inc., DTS strengthens its position as a leader in providing end-to-end audio solutions to the rapidly growing network entertainment sector. DTS technology is in car audio systems, digital media players, DVD players, game consoles, home theaters, PCs, set-top boxes, smart phones, surround music content and every device capable of playing Blu-ray discs. Founded in 1993, DTS' corporate headquarters are located in Calabasas, California with its licensing operations headquartered in Limerick, Ireland. DTS also has offices in Los Gatos and Santa Ana, California, Washington, China, France, Hong Kong, Japan, Singapore, South Korea, Taiwan and the United Kingdom.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause DTS' results to differ materially from historical results or those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words "planned," "expects," "believes," "intends," "strategy," "opportunity," "anticipates" and similar words. These statements may include, among others, plans, strategies and objectives of management for future operations; any statements regarding proposed new products, services or developments; any statements regarding future economic conditions or financial or operating performance; statements of belief and any statements of assumptions underlying any of the foregoing. The potential risks and uncertainties that could cause actual growth and results to differ materially include, but are not limited to, the transition to the next generation optical drives and consumer adoption of such technology, the rapidly changing and competitive nature of the digital audio, consumer electronics and entertainment markets, the Company's inclusion in or exclusion from governmental and industry standards, continued customer acceptance of the Company's technology, products, services and pricing, risks related to ownership and enforcement of intellectual property, the continued release and availability of entertainment content containing DTS audio soundtracks, success of the Company's research and development efforts, risks associated with the Company's ability to successfully integrate SRS Labs' operations and employees, risks related to integrating acquisitions, greater than expected costs, the departure of key employees, the current financial crisis and global economic downturn, a loss of one or more of our key customers or licensees, changes in domestic and international market and political conditions, and other risks and uncertainties more fully described in DTS' public filings with the Securities and Exchange Commission, available at www.sec.gov. DTS does not intend to update any forward-looking statement contained in this press release to reflect events or circumstances arising after the date hereof.

DTS-I

DTS, INC.

CONSOLIDATED BALANCE SHEETS
(Amounts in thousands, except per share amounts)

	As of September 30, 2012	As of December 31, 2011
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$ 56,823	$ 46,944
Short-term investments	23,840	38,697
Accounts receivable, net of allowance for doubtful accounts of $541 and $251 at September 30, 2012 and December 31, 2011, respectively	4,592	5,322
Deferred income taxes	1,263	1,296
Prepaid expenses and other current assets	2,987	1,823
Income taxes receivable, net	2,442	2,591
Total current assets	91,947	96,673
Property and equipment, net	33,193	32,800
Intangible assets, net	79,277	6,549
Goodwill	52,431	1,257
Deferred income taxes	14,830	13,574
Long-term investments	--	6,922
Other assets	2,432	1,695
Total assets	$ 274,110	$ 159,470

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$ 2,184	$ 1,056
Accrued expenses	13,759	3,605
Deferred revenue	4,017	1,121
Total current liabilities	19,960	5,782
Long-term debt	30,000	—
Deferred income taxes	24,760	—
Other long-term liabilities	21,744	7,886

Stockholders' equity:
Preferred stock -- $0.0001 par value, 5,000 shares authorized at September 30, 2012 and December 31, 2011; no shares issued and outstanding	—	—
Common stock -- $0.0001 par value, 70,000 shares authorized at September 30, 2012 and December 31, 2011; 20,666 and 20,536 shares issued at September 30, 2012 and December 31, 2011, respectively; 18,729 and 16,536 outstanding at September 30, 2012 and December 31, 2011, respectively	3	3
Additional paid-in capital	201,730	192,819
Treasury stock, at cost - 1,938 and 4,000 shares at September 30, 2012 and December 31, 2011, respectively	(51,194)	(107,222)
Accumulated other comprehensive income	680	644
Retained earnings	26,427	59,558
Total stockholders' equity	177,646	145,802

Total liabilities and stockholders' equity	$ 274,110	$ 159,470

DTS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share amounts)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2012	2011	2012	2011
	(Unaudited)

Revenue	$ 22,235	$ 20,546	$ 70,874	$ 67,910
Cost of revenue	2,105	217	2,493	643
Gross profit	20,130	20,329	68,381	67,267
Operating expenses:
Selling, general and administrative	25,322	12,784	57,311	39,608
Research and development	7,625	3,364	16,915	9,759
Total operating expenses	32,947	16,148	74,226	49,367
Operating income (loss)	(12,817)	4,181	(5,845)	17,900
Interest and other income (expense), net	19	348	(67)	322
Income (loss) before provision for income taxes	(12,798)	4,529	(5,912)	18,222
Provision for income taxes	6,288	1,627	9,884	7,030
Net income (loss)	$ (19,086)	$ 2,902	$ (15,796)	$ 11,192

Net income (loss) per common share:
Basic	$ (1.04)	$ 0.17	$ (0.92)	$ 0.65
Diluted	$ (1.04)	$ 0.17	$ (0.92)	$ 0.63

Weighted average shares outstanding:
Basic	18,329	16,910	17,104	17,131
Diluted	18,329	17,434	17,104	17,768

DTS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2012	2011	2012	2011
	(Unaudited)
Cash flows from operating activities:
Net income (loss)	$ (19,086)	$ 2,902	$ (15,796)	$ 11,192
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	3,578	1,365	6,292	3,867
Stock-based compensation charges	2,842	2,369	8,358	6,756
Deferred income taxes	7,158	620	3,185	470
Tax benefits (shortfalls) from stock-based awards	(2,967)	(139)	108	76
Excess tax shortfalls (benefits) from stock-based awards	2,966	124	(312)	(30)
Other	241	166	381	362
Changes in operating assets and liabilities, net of business acquisitions:
Accounts receivable	5,292	(453)	6,366	2,633
Prepaid expenses and other assets	(204)	(332)	(325)	(809)
Accounts payable, accrued expenses and other liabilities	4,863	(1,689)	6,301	(4,622)
Deferred revenue	1,918	(1,064)	2,390	(4,643)
Income taxes receivable	57	147	349	(715)
Net cash provided by operating activities	6,658	4,016	17,297	14,537
Cash flows from investing activities:
Purchases of held-to-maturity investments	--	(2,672)	(3,450)	(36,583)
Purchases of available-for-sale investments	--	(771)	(42,074)	(12,888)
Maturities of held-to-maturity investments	2,585	13,026	20,120	55,686
Maturities of available-for-sale investments	3,147	--	22,092	--
Sales of held-to-maturity investments	9,109	--	9,109	--
Sales of available-for-sale investments	24,760	--	24,760	--
Cash paid for business acquisitions, net	(59,616)	--	(59,616)	--
Purchases of property and equipment	(1,370)	(909)	(2,813)	(2,443)
Purchases of intangible assets	(242)	(140)	(422)	(413)
Net cash provided by (used in) investing activities	(21,627)	8,534	(32,294)	3,359
Cash flows from financing activities:
Proceeds from the issuance of common stock under stock-based compensation plans	36	595	1,411	3,596
Repurchases and retirement of common stock for restricted stock tax withholdings	(11)	(31)	(966)	(1,511)
Excess tax benefits (shortfalls) from stock-based awards	(2,966)	(124)	312	30
Proceeds from long-term borrowings	30,000	--	30,000	--
Purchases of treasury stock	(3,846)	(14,387)	(5,881)	(26,810)
Net cash provided by (used in) financing activities	23,213	(13,947)	24,876	(24,695)
Net change in cash and cash equivalents	8,244	(1,397)	9,879	(6,799)
Cash and cash equivalents, beginning of period	48,579	36,342	46,944	41,744
Cash and cash equivalents, end of period	$ 56,823	$ 34,945	$ 56,823	$ 34,945

Non-GAAP Financial Metrics
(Amounts in thousands, except per share amounts)

The following tables show the Company's GAAP financial metrics reconciled to non-GAAP financial metrics included in this release.

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2012	2011	2012	2011
Cost of revenue:
GAAP cost of revenue	$ 2,105	$ 217	$ 2,493	$ 643
Amortization of intangible assets	2,037	184	2,400	549
Stock-based compensation	--	3	--	8
Non-GAAP cost of revenue	$ 68	$ 30	$ 93	$ 86

Selling, general and administrative:
GAAP selling, general and administrative	$ 25,322	$ 12,784	$ 57,311	$ 39,608
Amortization of intangible assets	210	117	297	322
Stock-based compensation	2,258	1,950	6,682	5,546
Acquisition and integration related costs*	7,286	--	10,057	--
Non-GAAP selling, general and administrative	$ 15,568	$ 10,717	$ 40,275	$ 33,740

Research and development:
GAAP research and development	$ 7,625	$ 3,364	$ 16,915	$ 9,759
Amortization of intangible assets	--	44	90	134
Stock-based compensation	584	416	1,676	1,202
Acquisition and integration related costs*	882	--	894	--
Non-GAAP research and development	$ 6,159	$ 2,904	$ 14,255	$ 8,423

Operating income (loss):
GAAP operating income (loss)	$ (12,817)	$ 4,181	$ (5,845)	$ 17,900
Amortization of intangible assets	2,247	345	2,787	1,005
Stock-based compensation	2,842	2,369	8,358	6,756
Acquisition and integration related costs*	8,168	--	10,951	--
Non-GAAP operating income	$ 440	$ 6,895	$ 16,251	$ 25,661
Non-GAAP operating income as a % of revenue	2%	34%	23%	38%

Net income (loss):
GAAP net income (loss)	$ (19,086)	$ 2,902	$ (15,796)	$ 11,192
Amortization of intangible assets	2,247	345	2,787	1,005
Stock-based compensation	2,842	2,369	8,358	6,756
Acquisition and integration related costs*	8,168	--	10,951	--
Tax impact of the above items	(5,303)	(1,086)	(7,695)	(3,104)
Non-GAAP net income (loss)	$ (11,132)	$ 4,530	$ (1,395)	$ 15,849

Non-GAAP diluted income (loss) per common share	$ (0.61)	$ 0.26	$ (0.08)	$ 0.89

Weighted average shares outstanding:	18,329	17,434	17,104	17,768

* On July 20, 2012, DTS completed its acquisition of SRS Labs, Inc. in a cash-and-stock transaction. On July 5, 2012, DTS completed its acquisition of assets from Phorus, Inc. and Phorus, LLC.

Non-GAAP Financial Targets

The following tables show the Company's fiscal year 2012 GAAP guidance reconciled to non-GAAP financial targets.

	Fiscal Year 2012
	Low	High

Operating income (loss) as a % of revenue:

GAAP operating loss as a % of revenue	(10)%	(8)%
Amortization of intangible assets	6	6
Stock-based compensation	11	11
Acquisition and integration related costs*	12	12
Non-GAAP operating income as a % of revenue	19%	21%

Net income (loss) per diluted share:

GAAP net loss per diluted share	$ (1.00)	$ (0.90)
Amortization of intangible assets	0.32	0.33
Stock-based compensation	0.64	0.66
Acquisition and integration related costs*	0.66	0.71
Tax impact of the above items	(0.57)	(0.60)
Non-GAAP net income per diluted share	$ 0.05	$ 0.20

Weighted average shares used to compute Non-GAAP net income per diluted share (millions)	17.5	17.5

* On July 20, 2012, DTS completed its acquisition of SRS Labs, Inc. in a cash-and-stock transaction. On July 5, 2012, DTS completed its acquisition of assets from Phorus, Inc. and Phorus, LLC.

The following table shows the Company's fiscal year 2013 GAAP guidance reconciled to Non-GAAP financial targets.

	Fiscal Year 2013
	Low	High

Operating income as a % of revenue:

GAAP operating income as a % of revenue	4%	9%
Amortization of intangible assets	8	8
Stock-based compensation	9	9
Non-GAAP operating income as a % of revenue	21%	26%
CONTACT:  Media & Investor Contacts
          Sard Verbinnen & Co
          John Christiansen/Jenny Gore
          jchristiansen@sardverb.com/jgore@sardverb.com
          (415) 618-8750